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                                                                 EXHIBIT 10.26


                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

                  This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT dated as of June 30, 1999 (this "AMENDMENT") is hereby entered into by and among Aegis Communications Group, Inc., a Delaware corporation (the "COMPANY"), Thayer Equity Investors III, L.P., a Delaware limited partnership ("THAYER"), Edward Blank ("BLANK"), The Edward Blank 1995 Grantor Retained Annuity Trust ("BLANK TRUST") and ITC Service Company ("ITC" and together with Thayer, Blank and Blank Trust, the "INVESTORS").

                                    RECITALS

                  A. WHEREAS, the Company and the Investors have executed and delivered that certain Registration Rights Agreement dated as of July 9, 1998 (the "REGISTRATION RIGHTS AGREEMENT"); and

                  B. WHEREAS, the parties hereto have agreed to amend the provisions of the Registration Rights Agreement, among other things, to amend the definition of "Registrable Securities."

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investors do hereby agree as follows:

                  1.       RELATION TO REGISTRATION RIGHTS AGREEMENT;
DEFINITIONS.

                           1.1      RELATION TO REGISTRATION RIGHTS AGREEMENT.
This Amendment constitutes an integral part of the Registration Rights
Agreement.

                           1.2      CAPITALIZED TERMS. For all purposes of this
Amendment, capitalized terms used herein without definition shall have the meanings specified in the Registration Rights Agreement, as said agreement shall be in effect on the Effective Date (as defined in Section 3.1 below) after giving effect to this Amendment.



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                  2.       AMENDMENTS TO THE REGISTRATION RIGHTS AGREEMENT.

                           2.1      AMENDMENT TO SECTION 1 OF THE REGISTRATION
RIGHTS AGREEMENT.


                                    (a) Section 1 of the Registration Rights
Agreement is amended by deleting each of the definitions of "Holder" and "Registrable Securities" in its entirety and replacing it with the following:

                           "HOLDER" of any security means the record or beneficial owner of such security. A Holder of any Subordinated Notes, any Warrants, any shares of Series D Preferred Stock, any shares of Series E Preferred Stock or any Exchange Warrants shall be treated as the Holder of the Registrable Securities underlying such Subordinated Notes, Warrants, shares of Series D Preferred Stock, shares of Series E Preferred Stock or Exchange Warrants.

                           "REGISTRABLE SECURITIES" means (1) shares of the Common Stock issued or issuable upon exercise of the Warrants issued pursuant to the Commitment Letter, so long as they are owned by any of the Investors, any limited partner of Thayer or any affiliate (as defined in the Securities Act) of any Investor or Thayer's general partner, (2) shares of Common Stock issued or issuable upon conversion of Series D Preferred Stock, (3) shares of Common Stock issued or issuable upon conversion of Series E Preferred Stock, (4) shares of Common Stock issued or issuable upon exercise of any Exchange Warrant,
         (5) shares of Common Stock issued or issuable upon conversion of the Subordinated Notes, so long as they are owned by any of the Investors, any limited partner of Thayer or any affiliate (as defined under the Securities Act) of any Investor or Thayer's general partner, and (6) any securities issued or issuable with respect to the Common Stock referred to in clauses (1), (2), (3), (4) and (5) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such shares of Common Stock shall only be treated as Registrable Securities if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller


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         and buyer and their respective counsel, to the effect that such
         Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction.

                                    (b) Section 1 of the Registration Rights
Agreement is amended by adding the following definitions, in alphabetical order:

                           "EXCHANGE WARRANTS" shall mean warrants to purchase an aggregate of 1,000,000 shares of Common Stock, issued pursuant to that certain Securities Exchange Agreement dated June 30, 1999 (the "SECURITIES EXCHANGE AGREEMENT") by and among the Company, Thayer, Blank, Blank Trust and ITC.

                           "SECURITIES EXCHANGE AGREEMENT" shall have the meaning assigned to such term in the definition of Exchange Warrants.

                           "SERIES D PREFERRED STOCK" shall mean Series D Preferred Stock, $.01 par value per share, of the Company.

                           "SERIES E PREFERRED STOCK" shall mean Series E Preferred Stock, $.01 par value per share, of the Company.

                           2.2      AMENDMENT TO SECTION 11(A) OF THE
REGISTRATION RIGHTS AGREEMENT. Section 11(a) of the Registration Rights Agreement is amended by deleting it in its entirety and replacing it with the following:

                           (a)      INTEGRATION. This Agreement, the
         Subordinated Notes, the Warrants, the Exchange Warrants and the Securities Exchange Agreement constitute the entire agreement of the parties with respect to the subject matter hereof.

                  3.       CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

                           3.1      EFFECTIVE DATE. This Amendment shall not
become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied or waived by the Investors (the "EFFECTIVE DATE").

                                    (a)      EXECUTION OF COUNTERPARTS.
Counterparts of this Amendment shall have been executed and delivered by each of the Company and the Investors.


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                                    (b)      RATIFICATION AND CONFIRMATION OF
REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement and all representations, warranties, terms and conditions therein remain in full force and effect, and the Company hereby confirms and ratifies each of the provisions of the Registration Rights Agreement.

                                    (c)      CONSENTS. All necessary consents,
waivers, approvals, authorizations, registrations, filings and notifications in connection with the authorization, execution and delivery of this Amendment have been obtained or made and are in full force and effect.

                                    (e)      PROCEEDINGS, INSTRUMENTS, ETC. All
proceedings and actions taken on or prior to the Effective Date in connection with the transactions contemplated by this Amendment and all instruments incident thereto shall be in form and substance satisfactory to the Investors and their special counsel, and the Investors and their special counsel shall have received copies of all documents that it or they may request in connection with such proceedings, actions and transactions (including, without limitation, copies of court documents, certifications, and evidence of the correctness of the representations and warranties contained herein and certifications and evidence of the compliance with the terms and the fulfillment of the conditions of this Amendment) in the form and substance satisfactory to the Investors and their special counsel.

                  5.       MISCELLANEOUS.

                           5.1      CROSS-REFERENCES. References in this
Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

                           5.2      INSTRUMENT PURSUANT TO EXISTING REGISTRATION
RIGHTS AGREEMENT; LIMITED AMENDMENT. This Amendment is executed pursuant to
Section 11(h) of the Registration Rights Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with all of the terms and provisions of the Registration Rights Agreement, including Section 11(h) thereof. Except as expressly amended herein, any terms and conditions of the Registration Rights Agreement shall remain unamended and unwaived. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other document or of any transaction or further action on the part of the Company which would require the consent of the Investors under the Registration Rights Agreement.


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                           5.3.     SUCCESSORS AND ASSIGNS. This Amendment shall
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                           5.4      COUNTERPARTS. This Amendment may be executed
simultaneously in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same instrument.

                           5.5      GOVERNING LAW. This Amendment shall be
governed by and construed in accordance with the laws of the State of Delaware.










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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   AEGIS COMMUNICATIONS GROUP, INC.,
                                   a Delaware corporation

                                   By:____________________________________
                                   Name:
                                   Title:


                                   THAYER EQUITY INVESTORS III, L.P.,
                                   a Delaware limited partnership

                                   By:  TC Equity Partners L.L.C.,
                                        Its General Partner

                                        By: ______________________________
                                        Name:
                                        Title:


                                    ---------------------------------------
                                    EDWARD BLANK


                                    THE EDWARD BLANK 1995 GRANTOR
                                    RETAINED ANNUITY TRUST

                                    By: ___________________________________
                                        Name: Edward Blank, trustee


                                    ITC SERVICE COMPANY

                                    By: ___________________________________
                                    Name:
                                    Title:




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